UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-KA

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  March 11, 2002.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED

  Nevada                      000-27243                       98158A1016
 (State or Other             (Commission File number)         (I.R.S. EIN)
 Jurisdiction of
 Incorporation)

   Registrant Address: 15200 Shady Grove Road, Suite 350, Rockville, MD 20850
                        Registrant Phone: (301) 296-4234

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
-------------------------------------------------------

On March 3, 2002, Michael Johnson & Company, LLC resigned as the firm providing the accounting and financial services to WorldTeq Group International, Inc. The decision was approved by the Audit Committee, and mutually agreed to by both companies. A letter of confirmation from Michael Johnson & Company is included as Exhibit 16.

For the year ending December 31, 2000 Michael Johnson & Company included qualified opinions, but did not list any other modifications as to the scope of the audit/review or accounting principles, or any adverse opinions. Except for the going concern comment listed in the 2000 year end statement and quarterly report for the period ending January 31, 2001, subsequent quarters up to and including the period ending September 30, 2001 included no such concerns. There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure up to and including the date of March 11, 2002.

On March 4, 2002 the accounting firm of Malone & Bailey, PLLC of Houston, Texas was retained by WorldTeq Group International, Inc. to provide financial review and auditing services beginning with the period ending December 31, 2001 moving forward. Their experience in acquisition transactions supports the future focus of WorldTeq Group International, Inc.

                     (SIGNATURES TO FOLLOW ON THE NEXT PAGE)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
                        (FORMERLY A1 INTERNET.COM, INC.)
                                  (Registrant)

Date:  March 11, 2002


                              By: /s/ Bruce Bertman

                      -----------------------------------
                                  (Signature)
                              Name: Bruce Bertman
                                Title: President,
                            Chief Executive Officer
                       WorldTeq Group International, Inc.



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